EXHIBIT 32.1
CERTIFICATION
In connection with the Form 10-Q of Black Elk Energy Offshore Operations, LLC (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John Hoffman, Chief Executive Officer of the Company, and Jeff Shulse, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 14, 2014	By:	/s/ John Hoffman
		Name:	John Hoffman
		Title:	President and Chief Executive Officer (Principal Executive Officer)

Date:	August 14, 2014	By:	/s/ Jeff Shulse
		Name:	Jeff Shulse
		Title:	Chief Financial Officer (Principal Financial Officer)